Exhibit 10.2

DENDRITE INTERNATIONAL, INC.

NEW HIRE GRANT AUTHORIZATION

NOTICE OF STOCK OPTION AWARD

Optionee’s Name and Address:

You have been granted an option (“Options”) to purchase shares of Common Stock of Dendrite International, Inc. (the “Company”) pursuant to the Dendrite International, Inc. New Hire Grant Authorization (the “New Hire Plan”), subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), and the attached Stock Option Agreement (the “Option Agreement”), as follows:

Date of Award

Total Number of Shares Subject to the Option (the “Shares”)

Exercise Price per Share

Type of Option:	Non-Qualified Stock Options

Option Expiration Date:

Basis of Option Grant; Terms and Conditions Applicable to Option Award:

The options have been granted to the Optionee by the Board of Directors of the Company under the New Hire Plan pursuant to NASDAQ Manual Rule 4350(i).  The Options are not granted under the Dendrite International, Inc. 1997 Stock Incentive Plan, as amended (the “1997 Plan”).  However, the same terms and conditions of the 1997 Plan as applicable to non-qualified stock options awarded under the 1997 Plan shall equally apply to these Options, except only as otherwise specifically set forth in this Notice.

Vesting Schedule:

Subject to limitations set forth in this Notice, the 1997 Plan and the Stock Option Agreement, the Options shall become exercisable only as follows:

[Insert vesting schedule]

The Optionee acknowledges receipt of a copy of the Option Agreement, the 1997 Plan, and a prospectus with respect to the Options and the shares of Common Stock into which the Options may be converted (the “Prospectus”) and represents that he or she is familiar with the terms and provisions thereof and hereby accepts the Options subject to all of the terms and provisions hereof and thereof. The Optionee has reviewed this Notice, the 1997 Plan, the Option Agreement and the Prospectus in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Option Agreement, the 1997 Plan, and the Prospectus. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the administrators of the 1997 Plan upon any questions arising under this Notice, the 1997 Plan or the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, including the terms and conditions of the 1997 Plan applicable to non-qualified stock options as incorporated herein, and the Stock Option Agreement.

By:

Signed:

Dated:

By: DENDRITE INTERNATIONAL, INC.

Name:

Title:

NONQUALIFIED STOCK OPTION AGREEMENT
UNDER THE DENDRITE INTERNATIONAL, INC.
NEW HIRE AUTHORIZATION

THIS AGREEMENT, made this      day of                 ,           by and between Dendrite International, Inc., a New Jersey corporation (the “Company”), and                            (the “Optionee”).

W I T N E S S E T H:

WHEREAS, the Company desires to afford the Optionee the opportunity to acquire, or enlarge, his ownership of the Company’s common stock, no par value per share (“Common Stock”), so that he may have a direct proprietary interest in the Company’s success; and

WHEREAS, the Board of Directors of the Company has granted options to the Optionee under the Dendrite International, Inc. New Hire Authorization (the “New Hire Plan”) pursuant to NASD Rule 4350(i) as an inducement essential to the Optionee’s entering into an employment contract with the Company; and

WHEREAS, such options shall be granted under the New Hire Plan and the same terms and conditions of the 1997 Plan (as defined below) applicable to non-qualified stock options awarded under the 1997 Plan shall equally apply to these options;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.             Grant of Option.  Subject to the terms and conditions set forth herein and in the New Hire Plan, and subject to the terms and conditions as applicable to non-qualified options (including the provisions relating to administration) set forth in the Dendrite International, Inc. 1997 Stock Incentive Plan (“1997 Plan”), which are hereby incorporated into this Agreement by reference, the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending on the close of business on the day of the tenth anniversary of the date hereof (the “Termination Date”), the right and option (the right to purchase any one share of Common Stock hereunder being an “Option”) to purchase from the Company, an aggregate of        shares of Common Stock (the “Option Shares”), at the price per share (the “Option Price”) and subject to the vesting schedule all as set forth in the Notice of Stock Option Award that accompanies this Agreement.

2.             Termination of Employment.  Any Options held by the Optionee upon termination of Optionee’s service as an employee shall remain exercisable as follows:

(i)  If the Optionee’s termination of employment is due to death, all unvested Options shall terminate on the date of death and all vested Options shall be exercisable by the Optionee’s designated beneficiary, or, if none, the person(s) to whom such Optionee’s rights under the Option are transferred by will or the laws of descent and distribution for 180 days following the date of death (but in no event beyond the term of the Option), and shall thereafter terminate;

(ii)  If the Optionee’s termination of employment is due to permanent disability (as determined by the Committee or the Board) all unvested Options shall terminate on the date of termination and all vested Options shall be exercisable for 180 days following such termination of service (but in no event beyond the term of the Option), and shall thereafter terminate;

(iii)  If the Optionee’s termination of employment is for cause (as determined by the Committee or the Board), the Option shall terminate upon such termination of Optionee’s service as an employee, regardless of whether the Option was then exercisable; and

(iv)  If the Optionee’s termination of employment is for any other reason, all unvested Options shall terminate on the date of termination and all vested Options (to the extent exercisable as of the date of termination) shall be exercisable for a period of 90 days following such termination of employment (but in no event beyond the term of the Option), and shall thereafter terminate.  An Optionee’s status as an employee shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military and sick leave); provided, that, such leave is for a period of not more than 90 days or re-employment upon expiration of such leave is guaranteed by contract or statute.

3.             Method of Exercising Option.  (a)  Options to the extent vested and exercisable may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased.  Such notice shall be accompanied by the payment in full of a sum equal to the product of (A) the number of shares of Common Stock to be purchased, times (B) the Option Price.  Such payment shall be made:  (a) in cash, or (b) by surrender of shares of Common Stock owned by the holder of the Option (including shares of Common Stock otherwise receivable upon exercise of the Option), or (c) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (d) through additional methods prescribed by the Committee or the Board, or (e) by a combination of any such methods.

(b)           At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon by tendering to the Company a check in the amount of such withholding or by electing to have withheld upon exercise, shares of Common Stock having a Fair Market Value equal to the amount of such tax withholding.

4.             Issuance of Shares.  As promptly as practical after receipt of such written notification of exercise and full payment of the Option Price and any required income tax withholding, the Company shall issue or transfer to the Optionee the number of Option Shares with respect to which Options have been so exercised (less shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee’s name.

5.             Company; Optionee.  (a)  The term “Company” as used in this Agreement with reference to employment shall include the Company and its Subsidiaries, as appropriate.

(b)           Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word “Optionee” shall be deemed to include such person or persons.

6.             Forfeiture.  In consideration of the granting of Options pursuant to this Agreement, the Optionee hereby agrees that notwithstanding anything in this Agreement or in the terms and conditions of the 1997 Plan (as incorporated herein by reference) to the contrary, in the event of:

(i) a serious breach of conduct by the Optionee (including, without limitation, any conduct prejudicial to or in conflict with the Company or its Subsidiaries, or any material breach by the Optionee of any Company policy or any material breach by Optionee of the obligations set forth in the Company’s employee handbook), or

(ii) a breach by the Optionee of any employment agreement between the Optionee and the Company, or

(iii) a breach by the Optionee of any written agreement not to compete with the Company or a breach by the Optionee of any confidentiality agreement with the Company or a breach by the Optionee of any covenant against soliciting Company employees, then (a)  all outstanding Options granted to such Optionee, in whole or in part, whether vested or not vested, shall be cancelled and/or (b) if such conduct or activity occurs within one year following the exercise of an Option, such Optionee shall be required to repay to the Company any gain realized upon the exercise of such Options (with such gain valued as of the date of exercise).  Such cancellation or repayment obligation shall be effective as of the date specified by the Committee or the Board.  Any repayment obligation may be satisfied in Common Stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day prior to the date of payment) and the Committee or the Board is hereby permitted and expressly authorized by the Optionee to offset against any future payments owed by the Company or any Subsidiary to the Optionee (including any salary, bonus, severance or other compensation) to satisfy the repayment obligation.  The determination of whether the Optionee has engaged in a serious breach of conduct or has breached his or her employment agreement shall be determined by the Committee or the Board in good faith.  This Section 6 shall have no application following a Change in Control.

Optionee agrees to reimburse the Company for all costs and expenses (including, without limitation, court costs and the reasonable fees and expenses of attorneys) incurred by the Company in connection with any action by the Company seeking to enforce this Section 6.

7.             Non-Transferability.  The Options are not transferable by the Optionee other than to a designated beneficiary upon death or by will or the laws of descent and distribution, and are exercisable during the Optionee’s lifetime only by the Optionee.  No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

8.             Change in Control.  Upon the occurrence of a Change in Control, all Options shall automatically become vested and immediately exercisable in full and all restrictions on any sale or other transfer of the shares of Common Stock underlying such Option or received on exercise of such Option shall automatically lapse.

9.             Rights as Shareholder.  The Optionee or a transferee of the Options shall have no rights as shareholder with respect to any Option Shares until he/she becomes the holder of record of such shares, and no adjustment shall be made for dividends or distributions or other rights in respect of such shares of Common Stock for which the record date is prior to the date upon which the Optionee or transferee becomes the holder of record thereof.

10.           Adjustments.  In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to holders of Common Stock other than regular cash dividends, the number or kind of shares subject to Options under this Agreement may be adjusted by the Committee or the Board as it shall in its discretion deem equitable and the number and kind of shares subject to any outstanding Options granted hereunder and the purchase price thereof may be adjusted by the Committee or the Board as it shall deem equitable to preserve the value of such Options.

11.           Compliance with Law.  Notwithstanding any of the provisions hereof, the Optionee hereby agrees not to exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.  Any determination in this connection by the Committee or the Board shall be final, binding and conclusive.  The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

12.           Notice.  Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed, physically delivered or electronically delivered (with verification of receipt) to the party for whom it is intended at such address as may from time to time be designated in a notice mailed, physically delivered or electronically delivered (with verification of receipt) to the other party as herein determined; provided, that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed, physically delivered or electronically delivered (with verification of receipt) to the Company at its principal executive office, to the Attention of the Office of General Counsel at            ; e-mail address              , and all notices or communications by the Company to the Optionee may be (1) given to the Optionee personally, (2) mailed to the Optionee’s address as recorded in the records of the Company or (3) electronically delivered to the Optionee at the e-mail address issued to such Optionee by the Company or to the Optionee’s fax number as recorded in the records of the Company.

13.           Nonqualified Stock Options.  The Options granted hereunder are not intended to be incentive stock options within the meaning of Section 422 of the Code.

14.           Binding Effect.  Subject to Section 5 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

15.           Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws principals.

16.           Venue and Jurisdiction; Waiver of Jury Trial.  Any claim brought by the Optionee arising out of or in connection with this Agreement or the New Hire or 1997 Plan (as incorporated herein by reference), the subject matter thereof, or the performance or non-performance of any obligation thereunder (other than a counterclaim maintained by the Optionee in an action originally brought by the Company), shall be brought in either the state or federal courts located in the State of New Jersey.  The Optionee hereby irrevocably submits to the jurisdiction of each of the state or federal courts located in the State of New Jersey for the purposes of any suit, civil action or other proceeding (“Suit”) arising out of or in connection with this Agreement or the New Hire or 1997 Plan, the subject matter thereof, or the performance or non-performance of any obligation thereunder.  The Optionee hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claim that he or she is not subject to the jurisdiction of the state or federal courts located in the State of New Jersey, that such Suit is brought in an inconvenient forum, or that the venue of such Suit is improper.  The Optionee hereby consents to service of process by first-class mail with respect to any action brought by the Company against the Optionee arising out of or in connection with this Agreement or the New Hire or 1997 Plan.

THE OPTIONEE HEREBY WAIVES ANY TRIAL BY JURY WITH RESPECT TO ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR THE NEW HIRE OR 1997 PLAN, THE SUBJECT MATTER THEREOF, OR THE PERFORMANCE OR NON-PERFORMANCE OF ANY OBLIGATION THEREUNDER.

17.           1997 Plan.  The terms and provisions of the 1997 Plan, as applicable to non-qualified options are incorporated herein by reference, and the Optionee hereby acknowledges receiving a copy of the 1997 Plan.  Capitalized terms not defined in this Agreement shall have the meaning ascribed to them as set forth in the 1997 Plan.  In the event of a conflict or inconsistency between discretionary terms and provisions of the 1997 Plan as so incorporated herein by reference and the express provisions of this Agreement, this Agreement shall govern and control.  In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the 1997 Plan as incorporated herein shall govern and control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DENDRITE INTERNATIONAL, INC.

By:

NAME OF OPTIONEE:

By: